INCOME TAXES	12 Months Ended
Aug. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES [Text Block]

10. INCOME TAXES

The following table reconciles the income tax benefit at the U.S. Federal statutory income tax rates to income tax benefit at the Company's effective tax rates at August 31, 2020 and 2019:

	August 31, 2020	August 31, 2019

Income (loss) before taxes	$34,132	$(422,341)
Statutory tax rate	21.0%	21.0%
Expected income tax expense (recovery)	7,168	(88,692)
Non-deductible items	3,635	—
Change in enacted rates and other	4,441	—
Change in valuation allowance	(15,244)	88,692
Income tax expense (recovery)	$—	$—

Deferred taxes reflect the tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes. Deferred tax assets (liabilities) at August 31, 2020 and 2019 are comprised of the following:

	August 31, 2020	August 31, 2019

Net operating loss carry forwards	$2,776,534	$2,787,648
Marketable securities	583	5,698
Financing costs	2,195	4,725
Intangible assets	4,725	4,725
Mineral property	49,330	45,816
Capital loss carry forwards	4,526	4,526
	2,837,893	2,853,138
Valuation allowance	2,837,893	2,853,138
Deferred tax assets (liabilities)	$—	$—

The Company has net operating loss carry forwards of approximately $13,220,000 (2019 - 13,275,000) which may be carried forward to 2025 and onwards to apply against future taxable income for US tax purposes, subject to the final determination by the taxation authority, expiring in the following years. Future tax assets have not been recognized because it is not probable that future taxable profit will be available against which the Company can utilize the benefits therefrom.